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                                                                   EXHIBIT 10.10
                            THE OSCAR I CORPORATION

                             MANAGEMENT STOCK PLAN

                            (Effective May 12, 1992)
                    (Amended and Restated October 20, 1997)

1.  PURPOSE.  The Oscar I Corporation Management Stock Plan (the "Plan") is
--  -------
intended to further the best interests of the Oscar I Corporation (the "Company") and its subsidiaries by encouraging key Employees of the Company and such subsidiaries to continue their association with the Company and its subsidiaries and by providing additional incentive for unusual industry and efficiency through offering an opportunity to acquire a proprietary stake in the Company and its future growth. The Company believes that this goal may best be achieved by granting stock options and restricted stock to eligible key Employees of the Company and its subsidiaries.

          The stock options to be granted pursuant to this Plan (hereinafter called "Options") shall not be Incentive Stock Options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

2. SHARES SUBJECT TO PLAN. There are reserved for issue upon the exercise of Options granted under the Plan an aggregate of 1,518,000 shares of the Company's authorized Class B Non-Voting Common Stock, par value $.01 per share (the "Option Shares"). Of such 1,518,000 Option Shares, 618,000 are reserved for grant as Incentive Options (as defined below), 600,000 are reserved for grant as Class A Performance Options (as defined below), Class B Performance Options or Class C Performance Options (each as defined below) and 300,000 are reserved for grant as Premium Options (as defined below). There are reserved for issue upon the
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grant of Awards (as defined below) under the Plan as restricted stock (the
"Restricted Shares" and, together with the Options, the "Awards") 57,000 of the Company's authorized Class C Non-Voting Common Stock, par value $.01 per share (the "Class C Common Stock"). If any Option granted under the Plan shall expire or terminate without having been exercised in full or canceled in exchange for a cash or other payment or if any Restricted Shares shall be forfeited pursuant to
Section 7 hereof, subject to the terms of Section 10 hereof, the unissued Option Shares subject thereto and any such Restricted Shares shall again be available for the purposes of the Plan.

3. EFFECTIVE DATE OF PLAN. This Plan shall take effect on May 12, 1992 (the "Effective Date").

4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by the Compensation Committee of the Board of Directors (hereinafter called the "Committee"). The Board of Directors may authorize the Committee to exercise any and all of the powers and functions of the Board of Directors pursuant to the Plan. The interpretation and construction by the Committee or the Board of Directors of any provisions of the Plan or of any Awards granted under it shall be final and conclusive. No member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under it. Members of the Committee may be eligible to receive grants of Awards under the Plan.

5. ELIGIBILITY. Options may be granted, and Restricted Shares may be awarded, only to those employees of the Company or of any subsidiary of the Company (as such term is defined in Section 424 of the Code) selected by the Board of Directors or the Committee (hereinafter

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called "Employees"). The word "Employees" includes directors of the Company or any subsidiary of the Company, whether or not otherwise employed by the Company or any subsidiary of the Company.

6.  OPTIONS.
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    (a)  Grant of Options. The Company, by action of the Board of Directors or of the Committee and subject to the provisions of this Plan, may, from time to time, grant Options to purchase Option Shares to Employees and for such number of Option Shares as may be determined by the Board of Directors or the Committee. Each grant of an Option pursuant to this Plan shall be made in writing and upon such terms and conditions as may be determined by the Board of Directors or by the Committee at the time of grant, subject to the provisions and limitations set forth in this Plan. The grant of such Option shall be evidenced by a written agreement executed by, in the case of Options granted at the Effective Date, an officer of the Company who does not receive any Options or Awards, and, thereafter, by such officer of the Company as is designated in the resolution of the Board of Directors or the Committee authorizing such Option grant. If as of the first anniversary of the Effective Date, any Options have not theretofore been granted, the Board of Directors shall grant such Options (but not counting any Options which shall have been granted at any time and which shall have expired, terminated or been cancelled or which shall have otherwise again become available for grant) to such Employees as it may then select in accordance with the terms of the Plan. The Option Price of any such Option (other than a Premium Option and a Class C Performance Option) so granted shall be not less than the fair market value (as determined in good faith by the Board of Directors of the Company) of an Option Share on the date of such grant. The Option Price of any such Premium Option shall be

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determined in the same manner as Premium Options granted on the Effective Date and shall be subject to increase in the same manner as set forth herein for Premium Options granted on the Effective Date. The Option Price of any such Class C Performance Option shall be as set forth on Annex I with respect to each grant.

    (b) Option Price. The exercise price for each Option (hereinafter called the "Option Price"), except as set forth below with respect to Premium Options, granted on the Effective Date pursuant to this Plan shall be $10.00 per Option Share subject to each Option. The Option Price with respect to each Class B Performance Option shall be as is set forth on Annex I with respect to each grant after the Effective Date. The Option Price with respect to each Class C Performance Option shall be as set forth on Annex I with respect to each grant. The Option Price of the Premium Options shall be determined by reference to the date of exercise of such Premium Options as follows:

                  Exercise date                     Price
                  -------------                     -----
Effective Date through 3rd anniversary of
 Effective Date
                                                    $ 30.00

3rd anniversary through 4th anniversary of
 Effective Date
                                                    $ 35.25

4th anniversary through 5th anniversary of
 Effective Date
                                                    $ 48.25

5th anniversary through 6th anniversary of
 Effective Date
                                                    $ 66.00

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                  Exercise date                     Price
                  -------------                     -----

6th anniversary through 7th anniversary of
 Effective Date
                                                    $ 90.50

7th anniversary through 8th anniversary of
 Effective Date
                                                    $124.00

8th anniversary through 9th anniversary of
 Effective Date
                                                    $170.00

9th anniversary through 10th anniversary of
 Effective Date
                                                    $233.00


The Option Price of any Option (other than a Premium Option and a Class C Performance Option) granted after the Effective Date shall be not less than the fair market value (as determined in good faith by the Board of Directors of the Company) of an Option Share on the date of such grant.

(c) Duration of Options. The period for which each Option granted hereunder shall be effective shall commence upon the date on which it is granted and (unless otherwise expressly specified in the terms of such grant) shall continue until such option shall be terminated according to its terms or as hereinafter provided (the "Option Period"). Except as otherwise expressly provided in this
Section 6(c), Section 6(e)(v) with respect to Class B Performance Options, and in Section 11 hereof, an Option (whether or not exercisable) shall terminate immediately upon an Employee's ceasing to be an employee of the Company or any of its subsidiaries. The Option Period of any Option (as defined below) granted pursuant to this Plan shall terminate upon the earliest to occur of (1) the tenth anniversary of the date of the written agreement evidencing such Option;
(2) the close of business on the 30th day following the date on which the

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Company acquires any shares of any class of common stock of the Company ("Common
Stock") owned by the Employee or his Permitted Transferees (as defined in the Stockholders' Agreement (as defined below)) or any Option held by him or his estate, in each case in connection with a Put Event (as defined in the Stockholders' Agreement dated as of May 12, 1992, by and among the Company, the Management Investors (as defined in the Stockholders' Agreement) parties thereto, the ML Investors (as defined in the Stockholders' Agreement) parties thereto and the Institutional Investors (as defined in the Stockholders' Agreement) parties thereto (as in effect from time to time, the "Stockholders' Agreement")); (3) the close of business on the 30th day following the date on which the Company acquires all shares of Common Stock owned by the Employee or his Permitted Transferee and Options held by him or his estate, in each case in connection with a Call Event (as defined in the Stockholders' Agreement); and
(4) the following dates:

     (i) The third anniversary after the date upon which the Employee holding reason of death;

    (ii) one year and 90 days after the date of the Retirement or Disability (as such terms are defined in the Stockholders' Agreement) of the Employee if the Employee dies, retires or is disabled while an employee of the Company or any of its subsidiaries or after the date of Involuntary Termination (as defined in the Stockholders' Agreement) of the Employee; or

    (iii) immediately upon an Employee's Voluntary Resignation (as defined in the Agreement) or termination of employment with the Company or any of its subsidiaries for Cause (as defined in the Stockholders' Agreement).

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(d)  Non-Transferability.   No Option granted pursuant to this Plan may be sold,
offered, disposed of, pledged, hypothecated, encumbered or otherwise transferred by the Employee except to a deceased Employee's executors, administrators and testamentary trustees or as provided in the Stockholders' Agreement, and, further, during the lifetime of the Employee, the Option may be exercised only by, or on behalf of, the Employee.

(e) Exercisability and Vesting of Options. Options granted hereunder shall be designated by the Board of Directors or the Committee as Incentive Options, Performance Options or Premium Options and shall only become exercisable pursuant to the following terms and only if an Employee is an employee of the Company or any of its subsidiaries (as determined pursuant to Section 11 hereof) on the date on which such Option becomes exercisable (an Option (or portion thereof) which becomes exercisable pursuant to the terms of Section 6(e) is referred to as a "Vested Option"):

    (i) Options for up to 618,000 Option Shares may be designated as Incentive Options ("Incentive Options"). Incentive Options granted on the Effective Date shall vest and become exercisable at the rate of 20 percent per year on a cumulative basis on each of the first five anniversaries of the date of grant, provided the Employee remains in the employ of the Company (as determined pursuant to Section 11 hereof).

    (ii) Options for up to 118,725 Option Shares may be designated as Class A Performance Options. Class A Performance Options granted on the Effective Date will become exercisable as set forth herein, provided the Employee remains in the employ of the Company (as determined pursuant to Section 11 hereof). Class A Performance Options will become exercis-

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able on the tenth anniversary of the grant of such Options; provided, however
                                                            --------  -------
that such exercisability may be accelerated as is set forth in Section 6(e)(iv) hereof.

    (iii) Options for up to 300,000 Option Shares may be designated as Premium Options ("Premium Options"). Premium Options granted on the Effective Date will become exercisable as set forth in this clause (iii) provided the Employee remains in the employ of the Company (as determined pursuant to Section 11 hereof). Premium Options shall vest upon the occurrence of a Premium Event (as defined below) if at the time of occurrence of such Premium Event, the Company's Enterprise Value (as of the date of occurrence of such Premium Event) exceeds the Target Enterprise Value (calculated as provided below) for the year in which such Premium Event occurs. The term "Premium Event" shall mean the consummation of any transaction or series of related transactions as a result of which the ML Investors (as defined in the Stockholders' Agreement) shall have sold or transferred for value (other than any transfer upon a termination, liquidation or similar event of any ML Investor) to any Person or Persons (as defined in the Stockholders' Agreement) who are not Affiliates (as defined in the Stockholders' Agreement) of any ML Investor at least 50% of the shares of Class A Voting Common Stock, $.01 per value, of the Company acquired by the ML Investors on the Effective Date. For purposes of the Premium Options, Target Enterprise Value shall mean the Target Enterprise Value set forth below for each fiscal year ending on or prior to December 31, 2001:

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                     Target Enterprise Value $ in Millions
                     -------------------------------------

                        1997                $  825
                        1998                $1,000
                        1999                $1,150
                        2000                $1,300
                        2001                $1,500

          "Enterprise Value" for any fiscal year shall mean the excess of (1) the product of (a) the Company's consolidated earnings from continuing operations before interest, amortization, depreciation and taxes for such fiscal year, excluding extraordinary gains, and (b) 6.8, over (2) the sum of the aggregate principal amount of any outstanding Indebtedness (as defined in the Stockholders' Agreement) and the aggregate liquidation value (including any accrued dividends) of any outstanding preferred stock, in each of the Company or any of its subsidiaries, and, in each case, determined in accordance with generally accepted accounting principles.

    (iv) Anything in the preceding paragraphs to the contrary notwithstanding (but provided that the Employee remains in the employ of the Company (as determined in accordance with Section 11 hereof)) each Class A Performance Option shall become exercisable with respect to all Option Shares subject thereto if a Transfer Event or Termination Event shall occur after the third anniversary of the Effective Date in which the ML Investors receive at least a 32.5% compound annual return on their entire initial equity investment in the Company (after giving effect to the vesting of such Options). The term "Termination Event" shall mean the first to occur of (x) the date on which the ML Investors together with their Affiliates (as defined below) cease to own in the aggregate at least 66 2/3% of the then outstanding Class A Common Stock of the Company or (y) the date on which any ML Investor shall distribute all shares of capital stock in the Company owned by it to its equity owners or on which any ML Investor which is a limited

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partnership shall liquidate or terminate. A "Transfer Event" means a sale (by merger, stock purchase or otherwise) to a Person which is not an Affiliate of the Company or any ML investor of all of the then issued and outstanding ML Shares (as defined in the Stockholders' Agreement).

    (v) Options for up to 481,275 Option Shares may be designated as Class B Performance Options. Class B Performance Options will vest and become exercisable as set forth herein, provided the Employee remains in the employ of the Company (as determined pursuant to Section 11 hereof). Class B Performance Options shall vest and become exercisable in their entirety (i) if a Performance Event (as hereinafter defined) occurs during the Company's fiscal year in which the Class B Performance Options were granted or (ii) if at any time prior to the Board's determining whether a Performance Event has occurred for any particular fiscal year, there should occur a Termination Event, a Premium Event or a Transfer Event. For the purposes of this Section 6(e)(v), a Performance Event shall have occurred for the fiscal year in which the Class B Performance Options were granted if the Company, on a consolidated basis for such fiscal year, performs at least to its budgeted level of Cash Flow as established by either the Board or Committee prior to or at the time the Class B Performance Options are granted. The budgeted level of Cash Flow for each of the Company's fiscal years shall be set forth on Annex II. After the end of each of the Company's fiscal years, the Board shall determine whether there has been a Performance Event. If the Board determines that there has been a Performance Event during any one of the Company's fiscal years, the Class B Performance Options granted during such fiscal year shall be deemed vested. If the Board determines that there has not been a Performance Event during any one of the Company's fiscal years, and there has not previously occurred a Termination Event, Premium Event or Transfer Event, then the Class B Performance Options

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granted during such fiscal year shall be deemed terminated. For the purposes of this Section 6(e)(v), "Cash Flow" shall mean earnings before interest, taxes, depreciation and amortization, gains or losses on asset sales and any other non-cash extraordinary items. Nothing set forth herein shall limit the ability of either the Board or Committee to, in the exercise of its discretion, amend or modify the budgeted level of Cash Flow. At the discretion of the Board, adjustments may be made, for example, to reflect the acquisition or development of new theatres or extraordinary items of income or expense .

    (vi) Options for up to 10,000 Option Shares may be designated as Class C Performance Options. Class C Performance Options will vest and become exercisable immediately upon their grant to an Employee.

    (vii) For purposes of the definition of Transfer Event and Premium Event, no Person (other than Oscar I and Oscar II) which is a "portfolio company" controlled by MLCP shall be deemed to be affiliated with the ML Investors.

(f) Procedure for Exercise and Payment for Shares. Exercise of an Option shall be made by the giving of written notice to the Company by the Employee. Such written notice shall be deemed sufficient for this purpose only if delivered to the Company at its principal offices and only if such written notice states the number of Option Shares with respect to which the Option is being exercised and, further, states the date, no earlier than the fifth business day after, and no later than the tenth business day after, the date of such notice, upon which the Option Shares shall be purchased and payment therefor shall be made. The payments for option Shares purchased pursuant to exercise of an Option shall be made at the principal offices of the

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Company. Upon the exercise of any Option, in compliance with the provisions of this Section 6(f) and upon receipt by the Company of the payment for the Option Shares so purchased together with the payment of the Amount of any taxes required to be collected or withheld as a result of the exercise of this Option together with an executed copy of the Stockholders' Agreement, unless such Employee is already a party thereto (and such other evidence as the Company may reasonably require to assure that the Option Shares issuable upon exercise of the Option will be subject to the Stockholders' Agreement), the Company shall deliver or cause to be delivered to the Employee so exercising an Option a certificate or certificates for the number of Option Shares with respect to which the Option is so exercised and payment is so made. The Option Shares shall be registered in the name of the exercising Employee, provided that, in no event shall any Option Shares be issued pursuant to exercise of an Option until full payment therefor shall have been made by cash or certified or bank cashier's check and not until such payment has been made shall the exercising Employee have any of the rights of a shareholder. For purposes of this paragraph, the date of issuance shall be the date upon which payment in full has been received by the Company as provided herein. Notwithstanding the foregoing, if a put has been exercised by the Employee or a call has been exercised by the Company pursuant to the Stockholders' Agreement, with respect to the Option, such Option shall be cancelled, effective upon receipt by the Employee of the consideration provided for in the Stockholders' Agreeme nt.

(g)  Cash-Out of Vested Options.

    (i) Without limiting any rights of the Company under the Stockholders' Agreement, the Board of Directors may in its sole discretion cancel the vested portion of any Option or Options held by an Employee who is at such time no longer an employee of the

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Company or its subsidiaries in exchange for a cash payment equal to the excess of (x) the Fair Value Price (as defined in the Stockholders' Agreement) of the Option Shares subject to such Vested Option, over (y) the aggregate Option Price for such Option Shares.

    (ii) Without limiting any rights of the Company under the Stockholders' Agreement, the Committee or the Board of Directors may cancel any outstanding Options in exchange for a cash payment to the Employee equal to the excess of the fair market value (as determined in good faith by the Board of Directors of the Company) of the consideration received per ML Share by the ML Investors in any Transfer Event, multiplied by the number of Option Shares subject to such cancelled Options, in each case effective upon the consummation of the Transfer Event.

7.   RESTRICTED SHARES.

(a) Administration. Restricted Shares may be awarded either alone or in addition to other Awards granted under the Plan; provided, however, that no
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Restricted Shares shall be awarded at any time to any person who purchases Class
B Non-Voting Common Stock, $.01 per value, of the Company on or prior to the Effective Date. The Board of Directors or the Committee shall determine the Employees to whom and the time or times at which grants of Restricted Shares will be awarded, the number of shares to be awarded to any Employee, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(d).

(b) Awards and Certificates. Restricted Shares shall be evidenced in such manner as the Board of Directors or the Committee may deem appropriate, including book-entry

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registration or issuance of one or more stock certificates. Any certificate issued in respect of Restricted Shares shall be registered in the name of such Employee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, including the legend set forth in the Stockholders' Agreement.

          The Board of Directors or the Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Shares, the Employee shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award.

(c) Awards of Restricted Shares. The Restricted Shares reserved for issuance as of the Effective Date for Awards under the Plan shall be granted on the Effective Date, in the discretion of the Board of Directors or the Committee as provided in Section 7(a) hereof, to Employees selected by the Board of Directors or the Committee.

(d) Terms and Conditions. Restricted Shares shall be subject to the following terms and conditions:

    (i) During the four-year period commencing with the date of such Award (the "Restriction Period"), the Employee shall not be permitted to sell, offer, dispose of, encumber, assign, transfer, pledge, hypothecate or otherwise encumber Restricted Shares; provided, however, that twenty percent of the
                            --------  -------
Restricted Shares originally contained in any Award shall not be subject to any Restriction Period and the Restriction Period shall lapse with respect to an additional twenty percent of the Restricted Shares originally subject to any Award on each annual anniversary of the date of grant.

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     (ii) Except as provided in this paragraph (ii) and Section 7(d)(i) and the
Restricted Stock Agreement (as defined below), the Employee shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company holding the Class C Common Stock, including, if applicable and subject to any limitations applicable by the terms of the Class C Common Stock, the right to receive any cash dividends.

     (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and the Stockholders' Agreement and any applicable sections hereof, upon an Employee's termination of employment for any reason during the Restriction Period, all Restricted Shares still subject to the Restriction Period shall be forfeited by the Employee.

    (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, and subject to the provisions of the Stockholders' Agreement unlegended certificates for such shares shall be delivered to the Employee.

    (v) Each Award shall be confirmed by, and be subject to the terms of, a written agreement (the "Restricted Stock Agreement") executed by, in the case of Awards granted at the Effective Date, an officer of the Company who does not receive any Options or Awards, and, thereafter, by such officer of the Company as is designated in the resolution of the Board of Directors or the Committee authorizing such Award.

8. REQUIREMENTS OF LAW AND OF CERTAIN AGREEMENTS. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or the exercising Employee to take any action with respect to any Option Shares or Restricted Shares

                                      -15-
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acquired pursuant to the grant of any Award issued under the Plan, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for such Option Shares or Restricted Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided that the Company shall use reasonable efforts to take all
            --------
necessary action to comply with such requirements of law or regulation. Further, if requested by the Company, at or before the time of the issuance of such
Option Shares or Restricted Shares pursuant to the grant of any Award issued under the Plan, the Employee shall deliver to the Company his or her written statements satisfactory in form and content to the Company, that he or she intends to hold the Option Shares or Restricted Shares so acquired by him or her for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933 or any applicable state securities or "blue sky" law. Moreover, in the event that the Company shall determine in its sole discretion that, in compliance with the Securities Act of 1933 (the "Securities Act") or any applicable state securities or "blue sky"
law, it is necessary to register any of the Option Shares or Restricted Shares granted pursuant to any Award issued under the Plan, or to qualify any such shares of Option Shares or Restricted Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Options may be exercised and no Restricted Shares shall be issued to the Employee until the required action has been completed; provided that the
                                                              --------
Company shall use reasonable efforts to take all necessary action to comply with such requirements of law or regulation. All Option Shares and Restricted Shares issued pursuant to any Award under the Plan shall bear the legends provided for in the Stockholders' Agreement.

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9.   ADJUSTMENTS.  In the event of the declaration of any stock dividend on any class of shares of common stock of the Company or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of any such shares of common stock or like adjustment, the number of shares of Option Shares or Restricted Shares subject to any Award granted pursuant to this Plan, and/or the Option Price of any Option granted under the Plan (but not the total price payable thereunder), shall be adjusted by appropriate changes in this Plan and in any Awards outstanding pursuant to this Plan.

10. GRANT OF TERMINATED AWARDS. If any Award (or any portion thereof) terminates as a result of an Employee's ceasing to be an employee of the Company or its subsidiaries, the Committee or the Board of Directors may grant to any Employee other than such former Employee an additional Award or Awards with respect to the unissued Option Shares or Restricted Shares previously subject to the Award (or portion thereof) so terminated on terms and conditions determined by the Board of Directors at the date of such grant.

11. TERMINATION OF EMPLOYMENT. The employment of an Employee shall not be deemed to have terminated if the Employee is an employee of the Company who is transferred to and becomes an employee of a subsidiary of the Company or, if he or she is an employee of a subsidiary of the Company, who is transferred to and becomes an employee of the Company or another subsidiary of the Company; provided, however, that if a subsidiary of the Company ceases to be a
--------  -------
subsidiary, all employees of such subsidiary not theretofore transferred to and becoming employees of the Company or of another subsidiary of the Company shall be deemed to have ceased to be Employees within the meaning of this Plan on the date such subsidiary ceases to be a subsidiary of the Company.

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12.  TERMINATION, AMENDMENT OR DISCONTINUANCE OF THE PLAN.

    (a) This Plan shall terminate upon, and no Awards shall be granted after, the close of business on May 12, 2002 unless it shall have sooner terminated by there having been (i) granted the entire 57,000 Restricted Shares and the Restriction Period with respect to such shares shall have terminated and (ii) granted and either fully exercised or cancelled in exchange for a cash payment Options covering the entire 1,518,000 Option Shares subject to this Plan.

(b) The Board of Directors may, insofar as permitted by law, amend, suspend, or discontinue this Plan at any time without restriction; provided, however,
                                                       --------  -------
that the Board may not alter or amend or discontinue or revoke or otherwise impair any outstanding Options which have been granted pursuant to this Plan and which remain unexercised in a manner adverse to Option holders, except in an adjustment referred to in Section 9 above, or except in the event that there is secured the written consent of the holder of the outstanding Option proposed to be so altered or amended. Nothing contained in this paragraph, however, shall in any way condition or limit the termination of an Option as hereinabove provided where reference is made to termination of employment of an Employee. The Option Period of any outstanding Option shall not be extended by any amendment or suspension or discontinuance of the Plan.

13. LIQUIDATION OF THE COMPANY. In the event of the complete liquidation or dissolution of the Company other than as an incident to a merger, reorganization, or other adjustment referred to in Section 9 above, any Awards granted pursuant to this Plan and Options remaining unexercised shall be deemed cancelled without regard to or limitation by any other provision of this Plan and each Vested option shall be entitled to a payment in cancellation

                                      -18-
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thereof equal to the excess, if any, of the amount received per Option Share in such liquidation or dissolution multiplied by the number of Option Shares subject to such Option over the Option Price.

14.  GENERAL PROVISIONS.
---  ------------------
    (a) Nothing contained in the Plan shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees.

    (b) The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary to terminate the employment of any Employee at any time.

    (c) No later than the date as of which an amount first becomes includible in the gross income of the Employee for Federal income tax purposes with respect to Option Shares acquired pursuant to the exercise of any Option hereunder or with respect to Class C Shares acquired as Restricted Shares hereunder (whether as a result of the lapse of the Restriction Period on Restricted Shares or the filing of an election under Section 83(b) of the Code or otherwise), such Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company hereunder shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Employee.

(d) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                    ANNEX I
                                    -------

          Effective as of April 22, 1997, the Option Price for each Class B Performance Option shall be $12.00.

          Effective as of October 20, 1997, the Option Price for each Class C Performance Option shall be $12.00.

                                    ANNEX II
                                    --------

          The budgeted level of Cash Flow for the Company's 1997 fiscal year as of April 22, 1997 is $113,000,000.